EXHIBIT 10.35
RESTRICTED SHARES AWARD AGREEMENT
(2002 Stock Plan for Associates)
     This RESTRICTED SHARES AWARD AGREEMENT (this “AGREEMENT”) is made to be effective as of ___, 200___(the “GRANT DATE”), by and between Abercrombie & Fitch Co., a Delaware corporation (the “COMPANY”), and ___(the “PARTICIPANT”).
WITNESSETH:
     WHEREAS, pursuant to the provisions of the 2002 Stock Plan for Associates of the COMPANY (the “PLAN”), the Compensation Committee (the “COMMITTEE”) of the Board of Directors of the COMPANY administers the PLAN; and
     WHEREAS, the COMMITTEE has determined that rights to receive (    ) shares of Class A Common Stock, $0.01 par value, of the COMPANY (such rights, the “RESTRICTED SHARES”) should be granted to the PARTICIPANT subject to the restrictions, conditions and other terms set forth in this AGREEMENT;
     NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:
     1.       Grant of RESTRICTED SHARES. The COMPANY hereby grants to the PARTICIPANT ___(___) RESTRICTED SHARES of the COMPANY (subject to adjustment as provided in Section 3 of this AGREEMENT). Each RESTRICTED SHARE shall represent the right to receive one issued and outstanding share of Class A Common Stock, $0.01 par value (the “COMMON SHARES”), of the COMPANY, but shall be subject to the restrictions, conditions and other terms set forth in this AGREEMENT.
     2.       Terms and Conditions of the RESTRICTED SHARES.
               (A)       RESTRICTED PERIOD. Except as provided under Sections 4 and 5 of this AGREEMENT, the period of restriction (the “RESTRICTED PERIOD”), after which the RESTRICTED SHARES shall become vested and no longer be subject to forfeiture to the COMPANY, shall lapse according to the following schedule:
               (i)       the RESTRICTED PERIOD shall lapse as to ___% of the RESTRICTED SHARES (subject to adjustment as provided in Section 3 of this AGREEMENT), and such RESTRICTED SHARES shall become vested, on the first anniversary of the GRANT DATE, provided the PARTICIPANT is employed by the COMPANY or a subsidiary of the COMPANY on such date;
               (ii)       the RESTRICTED PERIOD shall lapse as to an additional ___% of the RESTRICTED SHARES (subject to adjustment as provided in Section 3 of this AGREEMENT), and such RESTRICTED SHARES shall become vested, on the second anniversary of the GRANT DATE, provided the PARTICIPANT is employed by the COMPANY or a subsidiary of the COMPANY on such date;

               (iii)       the RESTRICTED PERIOD shall lapse as to an additional ___% of the RESTRICTED SHARES (subject to adjustment as provided in Section 3 of this AGREEMENT), and such RESTRICTED SHARES shall become vested, on the third anniversary of the GRANT DATE, provided the PARTICIPANT is employed by the COMPANY or a subsidiary of the COMPANY on such date; and
               (iv)       the RESTRICTED PERIOD shall lapse as to an additional ___% of the RESTRICTED SHARES (subject to adjustment as provided in Section 3 of this AGREEMENT), and such RESTRICTED SHARES shall become vested, on the fourth anniversary of the GRANT DATE, provided the PARTICIPANT is employed by the COMPANY or a subsidiary of the COMPANY on such date.
               (B)       Non-Transferability of RESTRICTED SHARES. RESTRICTED SHARES may not be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise) by the PARTICIPANT, except as provided by will or by the applicable laws of descent and distribution, and the RESTRICTED SHARES shall not be subject to execution, attachment or similar process.
               (C)       Lapse of RESTRICTED PERIOD. Upon the lapse of the RESTRICTED PERIOD applicable to the RESTRICTED SHARES, the COMPANY shall deliver a stock certificate for or other appropriate documentation evidencing the number of COMMON SHARES of the COMPANY issued in settlement of such vested RESTRICTED SHARES, to the PARTICIPANT.
               (D)       Tax Withholding. The COMPANY shall have the right to require the PARTICIPANT to remit to the COMPANY an amount sufficient to satisfy any applicable federal, state and local tax withholding requirements in respect of the settlement of the RESTRICTED SHARES. These tax withholding requirements may be satisfied in one of several ways, including:
               (i)       The PARTICIPANT may give the COMPANY cash equal to the amount required to be withheld or tender COMMON SHARES of the COMPANY already owned by the PARTICIPANT for at least six months by actual delivery of the already-owned COMMON SHARES and having a fair market value (based on the closing sale price of the COMMON SHARES as reported on the New York Stock Exchange or, if the COMMON SHARES are not traded on the New York Stock Exchange, “fair market value” as defined in the PLAN) on the date of settlement equal to the amount required to be withheld; or
               (ii)       The COMPANY may withhold COMMON SHARES otherwise settlement upon vesting of the RESTRICTED SHARES having a fair market value (based on the closing sale price of the COMMON SHARES as reported on the New York Stock Exchange or, if the COMMON SHARES are not traded on the New York Stock Exchange, “fair market value” as defined in the PLAN) on the date of settlement equal to the amount required to be withheld (but only to the extent of the minimum amount that must be withheld to comply with applicable state, federal and local income, employment and wage tax laws).
               (E)       Rights as Holder of RESTRICTED SHARES. With respect to this RESTRICTED SHARES, the PARTICIPANT shall have no rights as a stockholder of the COMPANY (including the right to vote or receive dividends) with respect to any COMMON SHARES of the COMPANY until the date of issuance to the PARTICIPANT of a certificate or other evidence of ownership representing such COMMON SHARES in settlement thereof. In addition, dividend equivalents will not be paid or payable with respect to the RESTRICTED SHARES subject to this AGREEMENT.

     3.       Adjustments and Changes in the COMMON SHARES.
               (A)       If there is a change in the outstanding COMMON SHARES of the COMPANY by reason of a stock dividend, stock split, recapitalization, extraordinary dividend, merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change, the COMMITTEE shall appropriately adjust the number of RESTRICTED SHARES subject to this AGREEMENT and any other factors, limits or terms of the RESTRICTED SHARES as may be necessary to reflect such event. Fractional RESTRICTED SHARES resulting from any adjustment in the RESTRICTED SHARES pursuant to this Section 3(A) shall be rounded down to the nearest whole number of RESTRICTED SHARES.
               (B)       Notice of any adjustment pursuant to this Section 3 shall be given by the COMPANY to the PARTICIPANT.
     4.       Acceleration of Vesting of RESTRICTED SHARES. Upon the occurrence of a “Change of Control” (as such term is defined in the PLAN), the RESTRICTED PERIOD applicable to the RESTRICTED SHARES shall immediately lapse and the RESTRICTED SHARES shall become fully vested.
     5.      Effect of Termination of Employment.
               (A)       The grant of the RESTRICTED SHARES shall not confer upon the PARTICIPANT any right to continue in the employment of the COMPANY or any of its subsidiaries or interfere with or limit in any way the right of the COMPANY or any of its subsidiaries to modify the terms of or terminate the employment of the PARTICIPANT at any time in accordance with applicable law and the COMPANY’s or the subsidiary’s governing corporate documents.
               (B)       Except as the COMMITTEE may at any time provide, and subject to Section 5(E) below, if the employment of the PARTICIPANT with the COMPANY and its subsidiaries is terminated for any reason other than death or total disability prior to the lapsing of the RESTRICTED PERIOD applicable to the RESTRICTED SHARES, the RESTRICTED SHARES shall be forfeited to the COMPANY.
               (C)       If the PARTICIPANT becomes “totally disabled” as defined in the PLAN, the RESTRICTED PERIOD applicable to the RESTRICTED SHARES shall immediately lapse and the RESTRICTED SHARES shall become fully vested.
               (D)       If the PARTICIPANT dies while employed by the COMPANY or one of its subsidiaries, the RESTRICTED PERIOD applicable to the RESTRICTED SHARES shall immediately lapse and the RESTRICTED SHARES shall become fully vested.
               (E)       Upon the retirement of the PARTICIPANT, the COMMITTEE may, but shall not be required to, shorten or terminate the RESTRICTED PERIOD applicable to the RESTRICTED SHARES.
     6.       PLAN as Controlling. All terms and conditions of the PLAN applicable to the RESTRICTED SHARES which are not set forth in this AGREEMENT shall be deemed incorporated herein by reference. In the event that any term or condition of this AGREEMENT is inconsistent with the terms and conditions of the PLAN, the PLAN shall be deemed controlling. The PARTICIPANT acknowledges receipt of a copy of the PLAN and of the Prospectus related to the PLAN.
     7.       Governing Law. To the extent not preempted by federal law, this AGREEMENT shall be governed by and construed in accordance with the laws of the State of Delaware.

     8.       Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of the PARTICIPANT enumerated in this AGREEMENT shall be cumulative and, except as expressly provided otherwise in this AGREEMENT, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.
     9.       Captions. The captions contained in this AGREEMENT are included only for convenience of reference and do not define, limit, explain or modify this AGREEMENT or its interpretation, construction or meaning and are in no way to be construed as a part of this AGREEMENT.
     10.       Severability. If any provision of this AGREEMENT or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this AGREEMENT or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this AGREEMENT that if any provision of this AGREEMENT is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.
     11.       Number and Gender. When used in this AGREEMENT, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may required.
     12.       Entire Agreement. This AGREEMENT, including the PLAN incorporated herein by reference, constitutes the entire agreement between the COMPANY and the PARTICIPANT in respect of the subject matter of this AGREEMENT, and this AGREEMENT supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this AGREEMENT. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of the PARTICIPANT, is authorized to make any representation, warranty or other promise not contained in this AGREEMENT. No change, termination or attempted waiver of any of the provisions of this AGREEMENT shall be binding upon either party hereto unless contained in a writing signed by the party to be charged.
     13.       Successors and Assigns of the COMPANY. This AGREEMENT shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the COMPANY.

     IN WITNESS WHEREOF, the COMPANY has caused this AGREEMENT to be executed by its duly authorized officer, and the PARTICIPANT has executed this AGREEMENT, in each case effective as of the GRANT DATE.
COMPANY:
ABERCROMBIE & FITCH CO.
By:____________________________________
Its:____________________________________
Title: __________________________________
PARTICIPANT:

______________________________________
Printed Name: ___________________________
Address:
______________________________________
______________________________________
______________________________________
Social Security Number:____________________